Exhibit 10.11

LEASE AGREEMENT

THIS LEASE is made and entered into as of the 17th day of October 2005, by and between Cherokee Equity Corporation, a Tennessee Corporation (the “Landlord”) and Banc Compliance Group LLC, a Tennessee Limited Liability Corporation and Constance Edwards and David Edwards, personally, (the “Tenant”).

W I T N E S S E T H:

Subject to the terms and conditions of this Lease, Landlord leases to Tenant and Tenant hires from Landlord the Premises. In addition to all other rights which it has under this Lease, Landlord expressly reserves all rights relative to the Building that are not expressly and specifically granted to Tenant under this Lease. Landlord and Tenant covenant and agree:

1. DEFINITIONS AND CERTAIN BASIC PROVISIONS. The following list sets out certain defined terms and certain financial and other information pertaining to this Lease:

(A)	Premises:	Landlord hereby leases to Tenant certain premises containing approximately 1,500 square feet (the “Premises”) known as Suite A-102 Premier Business Park located at 256 Seaboard Lane Franklin, Williamson County, Tennessee 37067 (the “Building”), as described on Exhibit A attached to this Lease. With regard to Exhibit A, the parties agree that the exhibits are attached solely for the purpose of locating the Premises within the Building and that no representation, warranty, or covenant is to be implied by any other information shown on such exhibits (i.e., any information as to buildings, parking, tenants or prospective tenants, etc. is subject to change at any time).

(B)	Pro Rata Share:	Tenant’s Pro Rata Share is stipulated to be 33 1/3%.

(C)	Commencement Date:	November 1, 2005 subject to extension pursuant to Section 32 and contingent upon the completion of items listed in Section 6 entitled Condition of Premises. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Once the Commencement Date has been determined, Landlord and Tenant agree to execute an amendment to this Lease setting forth the actual Commencement Date.

(D)	Term:	Commencing on the Commencement Date and continuing for three (3) years (36 months). Provided Tenant is not then in default, Tenant shall have the option to renew this Lease for one additional period of three (3) years, upon written notice to Landlord at least 90 days prior to the expiration of the initial Term. See Termination Option, Paragraph 41.

(E)	Base Rent:

Tenant hereby agrees to pay to Landlord without deduction, set-off, prior notice or demand in lawful (legal tender for public or private debts) money of the United States of America, in advance, the sum of $2,062.50 per month ($16.50 per square foot per annum for the Premises) for the first twelve months of this Lease. Commencing with the 13th month the monthly rental shall be $2,125.00 per month ($17.00 per square foot). Commencing with the 25th month, the monthly base rental shall be $2,187.50 ($17.50 per square foot). Base Rental for each year of any option period shall be increased by 3% per annum.

(1) Tenant shall pay as additional rent 100% of any increase in real estate taxes or any special assessments imposed by reason of improvements made to the Leased Premises by or for the benefit of Tenant after the date of Tenant’s occupancy and over the real estate taxes assessed in 2005. Payment under this clause shall be due within thirty (30) days of delivery of notice thereof to Tenant.

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(2) Tenant shall also pay as additional rent 100% of any increase in Landlord’s insurance premium including, but not limited to, property and liability coverage for the building in which the Leased Premises are located above the premium in effect as of the date of this Lease if said increase is attributable to Tenant’s use or occupancy of the Leased Premises. Payment under this clause shall be due within thirty (30) days of delivery of notice thereof to Tenant. Tenant shall also pay it’s pro rata share of any increase in Landlord’s insurance premium over and above that in effect as of the Commencement of this Lease.

(3) Tenant shall pay as Additional Rent its Pro Rata Share of any increase in the Operating Expenses for the Building’s Common Areas (the “Operating Expense Charge”) over Base Year 2005. “Operating Expenses” shall mean ail costs and expenses (excluding capital expenses) assessed upon the Premises by the Owner’s Association attributable to the operation of the Building’s Common Area and related facilities, including but not be limited to the cost of the usual trash removal, landscaping and outdoor contract services, utility expenses for the common areas, inspection fees, repairs, maintenance and replacements of the improvements, management fees and expenses required under any governmental law or regulation and water and sewer services to the Premises.

(4) Tenant shall be solely responsible for and promptly pay all charges for heat, electricity, power and any other utility used upon or furnished to the Premises. Utility deposits shall be the sole responsibility of the Tenant. If Landlord shall elect to supply any of the foregoing utilities used upon or furnished to the Premises, Tenant agrees to purchase and pay for same as additional rent, within ten (10) days of the presentation by Landlord to Tenant of bills, therefore, at the applicable rates fifed by the utility company serving the area with the proper regulatory authority and in effect from time to time covering such services. The obligation of the Tenant to pay for such utilities shall commence as of the date on which the possession of the premises is delivered to Tenant. Landlord shall not be responsible for any interruption of utility services to the Premises.

(G)	Prepaid Rent:	$2,062.50 being the first month’s Base Rent for the Premises, such prepaid rental due and payable prior to Tenant’s occupancy of the Premises.

(H)	Security Deposit:	$2,060.00 such security deposit being due and payable upon execution of this Lease, made payable to Cherokee Equity Corporation.

(I)	Permitted Use:	General Office

(J)	Condominium:	Tenant acknowledges that the Building in which the Premises are located is part of the Premier Business Park Condominiums and the Premises are governed by the Master Deed and By-Laws of the Premier Business Park Project. The Premises are located within the Project as shown on Exhibit C attached hereto.

2. RENTAL PROVISIONS.

(A)	Landlord’s failure during the term of this Lease to prepare and deliver any of the tax bills, statements, notices or bills referred to in the above mentioned articles, or Landlord’s failure to demand payment of Additional Rent provided for hereunder, shall not in any way cause Landlord to forfeit or surrender its right to collect any Additional Rent which may have become due during the term of this Lease. However, if Landlord fails to notify Tenant within ninety (90) days after the expiration of this Lease or any extended term, no such Additional Rent shall be due.

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(B)	As used herein, the term “rent” or “Rent” shall mean all sums payable by Tenant to Landlord hereunder. All sums payable hereunder shall be net to the Landlord. Tenant shall reimburse Landlord for the full amount of any sales, use or other tax charge (excepting income tax) that may be payable by or chargeable to Landlord upon or with respect to the rent paid by Tenant or received by Landlord hereunder; so that the rent payable by Tenant shall be received by Landlord net of any taxes other than Landlord’s income tax. At the end of any period for which such tax may be levied, Landlord shall notify Tenant in writing of the amount of such tax to be reimbursed by Tenant; and Tenant shall pay such amount to Landlord within thirty (30) days after receipt of such written notice.

(C)	All Rent shall be payable at the office of Landlord’s agent, The Stanton Group, Inc., P.O. Box 993, Brentwood, Tennessee 37024, or such other place as Landlord may direct in writing. Checks, specifically including those for rental, shall be made payable to Cherokee Equity Corporation. Rental for a portion of a month, if any, (at the beginning and end of the term hereof) shall be prorated.

(D)	Other remedies for non-payment of rent set forth herein notwithstanding, should Landlord choose to accept a late payment of rent, a service charge of ten (10%) of the rent owed shall become due and payable in addition to the regular rent owed under this Lease if the monthly rent payment is not received by Landlord before the tenth (10th) day of the month for which said rent is due. A check returned for any reason shall be considered non-payment of rent and the late charge shall apply.

3. MEASUREMENT OF PREMISES. The measurement of the Premises shall be governed by the provisions of this paragraph. Premier Business Park (the “Project”) contains 49,500 square feet. The Building contains 4,500 square feet. The Premises contain 1,500 square feet Tenant’s prorata share of the Building is 33 1/3%.

4. SECURITY DEPOSIT.

(A) Tenant has deposited with Landlord the sum of $2,060.00 as security for the faithful performance and observance by Tenant of the terms, provisions, and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions, and conditions of this Lease, including, but not limited to, the payment of rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent as to which Tenant is in default or for any sum that Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants, and conditions of this Lease.

(B) In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants, and conditions of this Lease, the security deposit shall be returned without interest to Tenant within thirty (30) days after the termination of this Lease and delivery of entire possession of the Premises to Landlord in the condition required hereunder.

(C) In the event of the sale or lease of the Building, Landlord shall have the right to transfer the security deposit to the vendee or tenant, Landlord shall thereupon be released from all liability for the return of the security deposit, and Tenant shall look solely to the new landlord for the return of the security deposit.

(D) Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

5. USE OF PREMISES.

(A) The Premises shall be used for general office, (the “Permitted Use”) and no other. The Premises shall not be used for any purpose that in Landlord’s sole opinion will (i) violate this Lease or the Permitted Use: (ii) violate any exclusive use granted any other tenant or any restrictive covenant applicable to the Building; (iii) violate any rules or regulations promulgated by Landlord or the Owner’s Association; (iv) involve any illegal activity; or (v) violate any applicable governmental requirement; (vi) create any nuisance of trespass or disturb an other tenant; (vii) vitiate the insurance or increase the rate of insurance on the Building; or (viii) pose a danger to persons or property. Tenant will not in any manner deface or injure the Building or overload the floors or air conditioning systems serving the Building.

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(B) Tenant, at Tenant expense, shall comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of federal, state county and municipal authorities, now in force or which may hereafter be in force, which shall impose and duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises, including, but not limited to The Americans with Disabilities Act (the “ADA”).

6. CONDITION OF PREMISES. Tenant shall accept the Premises in such condition and repair as they are in at the Commencement Date, which acceptance shall be conclusive evidence of the good and satisfactory condition of the Premises at such time, and shall on the termination of this Lease surrender the Premises in the same condition and repair as when delivered, ordinary wear and tear excepted, and except for those Improvements such as may be provided for in this Lease.

a.	Landlord shall repair and paint interior office walls prior to occupancy.

b.	Carpets shall be cleaned.

7. ALTERATIONS AND IMPROVEMENTS.

(A) No alterations, additions, or improvements to the Premises, except such as may be provided for in this Lease, shall be made without first having the consent, in writing, of the Landlord. The design of all work and installments undertaken by Tenant shall be subject to the approval of Landlord, and no work shall commence until such approval is obtained. Landlord’s approval of the plans, specifications or working drawings for Tenant’s alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with any applicable governmental laws, rules or regulations. Tenant shall complete alterations, additions, or improvements to the Premises strictly in compliance with the ADA and applicable code.

(B) At the expiration or sooner termination of this Lease, any improvements, additions, alterations and fixtures installed by Tenant, other than Tenant’s trade fixtures, unless otherwise agreed in writing, either (i) remain on the Premises as the property of the Landlord without compensation to Tenant; or (ii) be removed and the Premises restored to their original condition at Tenant’s cost. It is specifically understood and agreed that Landlord may require Tenant to remove any low voltage wiring serving the Premises, and any other improvements of installations by Tenant that Landlord deems to increase the cost of remodeling the Premises for use by future tenants. Tenant shall, at its cost, repair any damage caused by the removal of trade fixtures and other required items. Tenant shall save Landlord harmless on account of claims for mechanics”, materialmen’s or other liens in connection with any alterations, additions or improvements to the Premises, and Tenant will, if required by Landlord, furnish a lien waiver for a bond in form and with surety satisfactory to Landlord, as Landlord may require before starting any work on the Premises. Further, Tenant agrees to hold Landlord harmless from liability in the event Tenant fails to comply with the requirements of the ADA in performing any work in the Premises.

(C) Tenant agrees that Tenant will pay all liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and will indemnify Landlord against all expenses, costs and charges, including bond premiums for release of liens and attorney’s fees and costs reasonably incurred in and about the defense of any suit in discharging the Premises or any part thereof from any lien, judgments, or encumbrances caused or suffered by Tenant, in the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within ten (10) days after the same has been made or filed. In the event Tenant fails to have such lien removed as required hereunder, Landlord shall have the right to pay such lien and Tenant shall reimburse Landlord for such sum, plus an administrative fee of fifteen percent (15%) upon demand. It is understood and agreed between the parties hereto that the expenses, cost and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

(D) Tenant shall not have any authority to create any liens for labor or material on the Landlord’s interest in the Premises and all persons contracting with the Tenant for the destruction or removal of any facilities or to the improvements or for the erection, installation, alteration, or repair of any facilities or other improvements on or about the Premises, and all material men, contractors, subcontractors, mechanics, and laborers are hereby charged with notice that they must look only to the Tenant and the Tenant’s interests in the Premises to secure the payment of any bill for work done or material finished at the request or instruction of Tenant.

(E) Except as otherwise provided in this Lease as shown on the Floorplan attached hereto as Exhibit “A”, all installations and improvements now or hereafter placed on the Premises other than Building Standard Improvements shall be for Tenant’s account and at Tenant’s cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord upon demand as Additional Rent.

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8. REPAIRS.

(A) The Owner’s Association of the Building of which Landlord is a member, shall keep and maintain the common areas, grounds, and parking lots in good order and repair, the foundation, exterior walls, and roof the building in which the Premises are located and the structural portions of the Premises, exclusive of doors, door frames, windows and window frames. Landlord shall not be called upon to make repairs occasioned by the acts or negligence of Tenant, its agents, employees, invitees, licensees or contractors, except to the extent that Landlord is reimbursed therefore under any policy of insurance permitting waiver of subrogation in advance of loss. Landlord shall not be called upon to make any other improvements of repairs of any kind upon the Premises and appurtenance, except as may be required hereunder.

(B) Tenant shall keep and maintain in good order, condition and repair (including replacement of parts and equipment, if necessary) the Premises and every part thereof and any and all appurtenances thereto wherever located, including without limitation, the exterior and interior portion of all doors, windows, plate glass, storefront, all plumbing and sewage facilities within the Premises, including free flow up to the main sewer line and water lines up to and including the water meter serving the Premises to the point of connection at a shutoff valve, all fixtures, heating, air conditioning and electrical systems which service the Premises, and ail doors, walls, floors and ceiling. Tenant shall repair all improvements, additions and fixtures installed by Tenant and any damage caused by Tenant’s acts or omissions.

(C) Tenant shall at once report in writing to Landlord any known defective condition on the Premises that Landlord is required to repair, and failure to so report shall make Tenant responsible for all property damage and personal injury resulting from such defective condition that could have been avoided if the same had been promptly reported by Tenant.

9. RULES AND REGULATIONS. Tenant, its agents, employees, contractors and invitees shall observe, perform and abide by the Rules and Regulations attached hereto as Exhibit C, together with such other and rules and regulations that Landlord or Premier Business Park Owners Association may from time to time adopt, upon delivery of a copy thereof to Tenant. Tenant shall also abide by the terms and conditions applicable to its use and occupancy of the Premises as set forth in the Master Deed and By-Laws for Premier Business Park Condominiums attached hereto as Exhibit D.

10. INDEMNITY AND INSURANCE.

(A) Landlord shall not be held responsible for and are hereby expressly relieved from all liability by reason of any injury, loss or damage to any person or property in or about the Building, however caused, including but not limited go vandalism, water, snow, frost, steam, sewage, illuminating gas sewer, or odors or by the bursting or leaking of pipes or plumbing, and shall apply equally whether such damage be caused by the act or neglect of other tenants or occupants of the Building, any contractors performing work in the Building or any other persons. All Tenant’s personal property shall be at the risk of the Tenant only and Landlord shall not be liable for any damage thereto or theft thereof. Landlord shall not be liable for any act, neglect or delay not authorized by Landlord or Landlord’s employees or contractors and any such act, neglect or delay of such employees or contractors shall not be construed or considered as an actual or constructive eviction of the Tenant nor shall it in any way operate to release the Tenant from the punctual performance of each and all of the other covenants herein contained by the Tenant to be performed.

(B) Tenant shall indemnify Landlord and save Landlord harmless from any and all claims, actions, damages, liabilities and expenses, including counsel fees and court costs, in connection with personal injuries or damage to property arising from its occupancy of the Premises or occasioned in whole or in part by any act or omission of Tenant, its agents, contractors, employees, customers, licensees, guests, or any other person.

(C) Tenant shall provide commercial general liability insurance, or its equivalent, with limits of at least Two Million and No/100 Dollars ($2,000,000.00) per occurrence and general aggregate for bodily injury or property damage, as well as six (6) months” business interruption insurance. Tenant also shall carry contents coverage on its property at full replacement cost. All policies shall name Landlord and Landlord’s Agent as additional insureds, with a certificate thereof to be furnished to Landlord and Landlord’s Agent containing a provision that the policies may not be canceled or changed without giving to the Landlord and Landlord’s Agent at least (30) days written notice prior to any such change or expiration or cancellation of any policy.

(D) Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action against the other for any loss or damage that may occur to the Premises or any improvements thereto, the Building or any personal property of Landlord or Tenant, arising from any cause that (i) would be insured against under the terms of any insurance required to be carried hereunder; or (ii) is insured against under the terms of any insurance actually carried, regardless of whether the same is required hereunder. The foregoing waiver shall apply

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regardless of the cause or origin of such claim, including but not limited to the negligence of a party, or such party’s agents, officers, employees or contractors. The foregoing waiver shall not apply if it would have the effect, but only to the extent of such effect, of invalidating any insurance coverage of Landlord or Tenant. Each party shall obtain any special endorsements, if any, required by their respective insurers to evidence compliance with the aforementioned waiver.

11. DAMAGE BY FIRE OR OTHER CASUALTY.

(A) If the Premises or other portions of the Building should be damaged by fire or other casualty so as to render the Premises wholly or partially unsuitable for occupancy, Landlord shall repair and restore the same as promptly as is reasonably possible; provided, however, that if Landlord shall determine that repair cannot be completed within one hundred eighty (180) days from the date of such damage, Landlord shall so notify Tenant, and either Landlord or Tenant may, within fifteen (15) days thereafter, terminate the Lease by notifying the other party in writing of its election so do.

(B) Notwithstanding the foregoing, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when thirty percent (30%) or more of the Building is damaged, or the insurance available to Landlord is not sufficient to cover the cost of such repair, reconstruction or restoration. Further, should damage to the Premises occur during the last twelve (12) months of the Lease Term, either Landlord or Tenant shall have the option to terminate this Lease, effective on the date of casualty by written notice within thirty (30) days of the casualty. Notwithstanding the foregoing, should the casualty occur by reason of Tenant’s negligence, Tenant shall not have the option to terminate.

(C) If this Lease is not terminated, no rental shall be due during any period that the Premises are totally unfit for occupancy, Tenant is unable to conduct Tenant’s business or during which there is no access to the Premises by reason of such damage.

12. ASSIGNMENT AND SUBLETTING.

(A) Tenant covenants and agrees not to assign or sublet said Premises or any part of same or in any other manner transfer this Lease, the subleasehold or the Premises without the written consent of the Landlord, but such consent to sublease or assign shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant may assign this Lease or sublet the whole or any part of the Premises to any of its affiliates or subsidiaries (as defined in the Internal Revenue Code of 1986, as amended) during the term hereof, or any extension hereof without the consent of the Landlord, provided Tenant notifies Landlord in writing prior to any such assignment or subletting. In the event of any subletting or assignment of any or all of the Premises, Tenant nevertheless shall remain liable for the payment to the Landlord underand compliance with all of the terms and conditions of this Lease and shall pay to Landlord all amounts received by Tenant that exceed the rent payable hereunder. Any consent to a subletting or assignment shall not be deemed a consent to any subsequent subletting or assignment, and any attempted assignment or sublease without the required consent of Landlord shall be void. Prior to any subletting or assignment requiring Landlord’s consent, Tenant shall submit to Landlord the intended use and term and Landlord shall have fifteen (15) days in which to elect to terminate this Lease, in which event the parties shall be relieved of further responsibility to the other accruing after the effective termination date as hereinafter set forth. In the event that Landlord elects to terminate this Lease during the aforesaid fifteen (15) day period, such termination of the Landlord’s obligation shall be effective ninety (90) days from the date that the Landlord gives written notice of its election to terminate the Lease. All of Tenant’s obligations under this Lease shall be in full force and effect until the expiration of said ninety (90) day period.

(B) Any proposed assignee or Tenant or its business is subject to compliance with additional requirements of the law (including the ADA) beyond those requirements that are applicable to Tenant. Any proposed assignee or Tenant shall: (i) first deliver plans and specifications for complying with such additional requirements and obtain Landlord’s consent thereto; and (ii) comply with all Landlord’s requirements for security to assure the lien-free completion of any improvements as well as any other conditions prescribed by Landlord in any consent given hereunder.

(C) In no event shall any sublease or assignment be made which would in any way violate any then existing exclusive provision granted to any other tenant.

13. RIGHTS AND REMEDIES ARE CUMULATIVE. Rights and remedies herein given to and reserved by the Landlord are separate and cumulative rights and remedies and no one of them, whether or not exercised by the Landlord, shall be deemed to be in exclusion of any of the others, or in the exclusion of any rights or remedies in law or equity under the law of the state in which the property herein Premises is located.

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14. EVENTS OF DEFAULT. This Lease is made upon the condition that Tenant shall punctually and faithfully perform all of the covenants, conditions and agreements by it to be performed as in this Lease set forth. The following shall each be deemed to be an event of default (each of which is sometimes referred to as an “Event of Default” in this Lease):

(A) the failure by the Tenant to pay the Rent or any other sums within ten (10) days after written notice that the same is past due;

(B) the failure of Tenant to observe or perform any of the other covenants, terms or conditions set forth in this Lease where said failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant;

(C) the filing of a proceeding in bankruptcy or arrangement or reorganization with respect to Tenant or any guarantor of this Lease pursuant to the United States Bankruptcy Code or any similar law, federal or state, including but not limited to:

(i) Tenant or any guarantor of this Lease shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any such guarantor, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay or shall fail to pay its debts generally as they become due; or

(ii) A court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against Tenant or any such guarantor seeking any reorganization, dissolution or similar relief under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or Tenant or any such guarantor shall be the subject of an order for relief entered by such a court, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the first date of entry thereof, or any trustee, receiver, custodian or liquidator of Tenant or any such guarantor shall be appointed without the consent or acquiescence of Tenant or any such guarantor and such appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive);

(D) repetition or continuation of any failure to timely pay any Rent where such failure shall continue or be repeated for two (2) consecutive months, or for a total of four (4) months in any period of twelve (12) consecutive months;

(E) repetition of any failure to observe or perform any of the other covenants, terms or conditions hereof more than six (6) times, in the aggregate, in any period of twelve (12) consecutive months; and

(F) if Tenant abandons or vacates the Premises for more than thirty (30) days.

15 REMEDIES IN DEFAULT. If an Event of Default occurs, Landlord may:

(A) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord.

(B) Terminate Tenant’s right to possession of the Premises without terminating this Lease, in which event this Lease will continue in effect and Landlord shall have the right to collect Rent when due. Landlord may relet the Premises for the benefit of Tenant, and Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including without limitation, reasonable attorneys fees, brokers” commissions, expenses of remodeling the Premises and like costs. Reletting can be for a period shorter or longer than the remaining Lease term. Tenant shall pay to Landlord the Rent under this Lease on the dates the same is due, less any Rent the Landlord receives from any reletting. Tenant shall have no right to any rent received by Landlord from such reletting in excess of the Rent hereunder. No act by Landlord with respect to the Premises shall terminate this Lease, including but not limited to acceptance of the keys, institution of an action for detainer or other dispossesses proceedings; it being understood that this Lease may only be terminated by express written notice from Landlord to Tenant, and any reletting of the Premises shall be presumed to be for and on behalf of Tenant, and not Landlord, unless Landlord expressly provides otherwise in writing to Tenant.

(C) In addition to Landlord’s rights of self-help set forth elsewhere in this Lease, if Tenant at any time fails to perform any of its obligations under this Lease in a manner reasonably satisfactory to Landlord, Landlord shall have the right,

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but not the obligation, to perform such obligations on behalf of and for the account of Tenant and to take all such action to perform such obligations. In such event, Landlord’s costs and expenses incurred therein shall be paid for by Tenant forthwith as Additional Rent, upon demand therefore.

(D) In any action to enforce its rights hereunder, Landlord shall be entitled to collect court costs, reasonable attorneys fees and all costs of collection, including but not limited to costs of depositions and expert witnesses.

(E) A termination of this Lease by Landlord or the recovery of possession of the Premises by Landlord or any voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not work a merger and shall at the option of Landlord, terminate all or any existing franchises or concessions, licenses, permits, Leases, subtenancies or the like between Tenant and any third party with respect to the Premises, or may, at the option of Landlord, operate as an assignment to Landlord of Tenant’s interest in same.

(F) The rights given to Landlord in this Section are cumulative and shall be in addition and supplemental to all other rights or remedies that Landlord may have under this Lease, under laws then in force or in equity.

(G) All demands for rent and all other demands, notices and entries, whether provided for under common law or otherwise, that are not expressly required by the terms hereof, are hereby waived by Tenant.

16 DAMAGES UPON TERMINATION.

(A) If Landlord elects to terminate this Lease under the provisions of the preceding Section, Landlord may recover from Tenant damages computed in accordance with the following formula in addition to Landlord’s other remedies:

(i) the worth at the time of judgment of any unpaid Rent which has been earned at the time of such termination; plus

(ii) the worth at the time of judgment of the amount by which the unpaid Rent which would have been earned after termination until the time of judgment exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

(iii) the worth at the time of judgment of the amount by which the unpaid Rent for the balance of the Term after the time of judgment exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would likely to result therefrom including but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys” fees, and the unamortized portion of (a) real estate commissions paid by Landlord in connection with this Lease, (b) all costs incurred by Landlord to improve the Premises, and (c) any additional amount furnished in the nature of an allowance (all of such amortization to be based on the assumption that such costs and expenses are amortized on a straight line basis over the initial lease term); plus

(v) at Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Damages shall be due and payable from the date of termination.

(B) As used in subsections (A)(i) and (ii), the phrase “worth at the time of judgment” shall be computed by adding interest on all such sums from the date when originally due at the lesser of fourteen percent (14%) per annum or the maximum interest rate permissible by law (the “Default Rate”). As used in subsection (B)(iii), the phrase “worth at the time of judgment” is computed by discounting the sum in question at the federal reserve rate promulgated by the federal reserve office for the district in which the Building is located. For the purposes of this Section, “Rent” for each year of the unexpired Term shall be the Base Rent payable under this Lease, together with any other continuously accruing expenses payable hereunder.

17 ABANDONMENT. If Tenant shall fail to remove all effects from the Premises upon termination of this Lease for any cause whatsoever or when Landlord shall re-enter and re-let the Premises for account of Tenant, the same shall be deemed abandoned, and Landlord may at its option remove the same in any manner that the Landlord shall choose and store said effects without liability to Landlord for loss thereof, and Tenant agrees to pay Landlord on demand any and all expenses

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incurred in such removal, including court costs and attorney’s fees and storage charges on such effects for any length of time, the same shall be in Landlord’s possession, or Landlord may at its option without notice sell said effects or any part of the same at private sale and without legal process of such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expenses incident to removal and sale of said effects.

18 ACCESS AND COMMON AREAS. All driveways, parking areas or other means of access to and from the Premises, Building or Project, and any other common areas or spaces designated by Landlord as common or general use areas, or access areas, shall be reserved for the use of Landlord, all occupants and tenants in the Building or the Project and shall not be considered part of the Premises.

19 ESTOPPEL. In the event same is required by any lender or mortgagee of the Building, Tenant agrees that from time to time, upon not less than ten (10) days prior request by Landlord, Tenant will deliver to Landlord a statement in writing certifying (A) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (B) the dates to which the rent and other charges have been paid; and (C) that Landlord is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail.

20 NON-WAIVER. The failure of the Landlord to insist in any one or more instance upon a strict performance of any of the covenants and conditions contained in this Lease or to exercise any option herein contained shall not be construed as a waiver for the future of any such covenant or condition or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent in whole or in part, or any other payment due hereunder, with knowledge of the breach of any such covenant or condition, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, in law or in equity. No waiver by Landlord of a default by Tenant shall be implied, and no express waiver by Landlord shall effect any default other than the default specified in such waiver and then only for the time and extension therein stated.

21 ATTORNEY’S FEES AND INTEREST. In the event it becomes necessary for Landlord to employ an attorney to enforce collection of the rents agreed to be paid, Tenant shall be liable for reasonable attorney’s fees, costs and expenses incurred by Landlord. In the event it becomes necessary for Landlord or Tenant to employ an attorney to enforce compliance with any of the covenants and agreements, herein contained, the non-prevailing party shall be liable for reasonable attorney’s fees, costs and expenses incurred by the prevailing party.

22 PEACEFUL POSSESSION. Landlord hereby covenants and agrees that at the time of the delivery of this Lease it had full right and power and authority to lease the same, and does hereby warrant to Tenant the quiet and peaceful possession of the Premises during the whole term of this Lease, so long as all terms and conditions herein are fully performed.

23 RIGHT OF ENTRY. Landlord and its agents may enter said Premises at reasonable times to inspect, make repairs or additions, and to show the Premises to prospective tenants, and to advertise the Premises for lease, provided Tenant’s occupancy shall not be interfered with. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions that do not conform to this Lease.

24 UTILITIES AND SERVICES. Landlord shall not be liable for damages from the temporary stopping or breakdown of elevator service, heat, electric, air conditioning equipment or water apparatus, or any other facility or service.

25 HOLDING OVER. If Tenant remains in possession after expiration of the term hereof, either the original or any renewal term, without any distinct agreement between the parties, Tenant shall be a tenant at will, with such tenancy terminable by either party upon five (5) days” notice, and there shall be no renewal of this Lease by operation of law. In the event Tenant shall become a holdover tenant, al! the provisions, terms and conditions of this Lease shall remain in effect during the full term of the holdover period. Tenant agrees that if Tenant does not surrender the Premises to Landlord upon termination of this Lease, then the Base Rent during such holdover period shall be one and one-half (150%) of the amount of the current Base Rent, and Tenant shall indemnify and save Landlord harmless from and against all claims, loss, liability and damages suffered by Landlord on account of such holdover. No receipt of money by Landlord from Tenant after termination of this Lease or the service if any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment.

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26 NOTICES. All notice herein provided shall be in writing and shall be deemed given when sent by certified mail, postage prepaid, return receipt requested, and deposited in the mail addressed to Tenant at the Premises and to Landlord at P.O. Box 993, Brentwood, Tennessee 37024-0993.

27. EMINENT DOMAIN. If such a portion of the Premises is taken under the power of eminent domain or appropriation by any public or quasi-public authority, or Landlord delivers a deed-in-lieu of such a taking (a “Taking”), with the result that the operation of Tenant’s business is no longer economically feasible, either party hereto shall have the right, at its option, to terminate this Lease as of the date of such Taking, upon notice within thirty (30) days following the date of said taking. If the Taking results in thirty percent (30%) or more of the Building other than the Premises being taken, or a sufficient portion of the Building other than the Premises being taken so that it is no longer, in Landlord’s sole discretion, an economically viable entity, Landlord shall have the option to terminate this Lease upon notice within thirty (30) days following the date of such Taking, effective as of the date of such notice. In all events, Landlord shall be entitled to the entire award that may be paid in connection with such Taking, and Tenant shall have no claim against Landlord for the value of the unexpired term of this Lease or any extension or renewal term. Tenant may make a separate claim against the taking authority for damages to Tenant’s fixtures and for moving expenses. In the event neither party terminates this Lease as herein provided, the rent and other sums payable hereunder based on square footage shall be proportionately reduced.

28. SIGNS. Landlord shall have the right to change the Building’s name or street address. Subject to (A) applicable code and the approval of the applicable governmental authorities; and (B) the approval of Landlord and Owner’s Association as to location, design and method of attachment, Tenant shall have the right to install signage. All such signage shall be installed and maintained at Tenant’s sole cost and expense. Upon the expiration of earlier termination of this Lease, Landlord shall have the right to require Tenant to remove such signage and repair any damage occasioned by such removal.

29. TIME OF ESSENCE. It is understood and agreed between the parties hereto that time is of the essence of all the terms, provisions, covenants and conditions of this Lease.

30. PARTIES INCLUDED. Whenever reference is made herein to the words, “Landlord” or “Tenant,” the same shall be construed to be both plural and singular and to include the respective heirs, distributees, executors, administrators, legal representatives, successors and assigns of the Landlord and Tenant.

31. GOVERNING LAW AND SEVERABILITY. This Lease shall be interpreted in accordance with the laws of the State of Tennessee. If any clause or provision hereof should be determined to be illegal, invalid or unenforceable under present or future laws effective during the term of this Lease or any renewal term hereof, then and in that event, it is the express intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the express intention of the parties hereto that in lieu of each clause or provision of this Lease which may be determined to be illegal, invalid or unenforceable, there may be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

32. FORCE MAJEURE. Neither Landlord nor Tenant shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed force majeure.

33. HAZARDOUS MATERIALS. Tenant shall not cause or permit the use, generation, storage or disposal in or about the Premises of any substances, materials or wastes subject to regulation under any federal, state or local law from time to time in effect concerning hazardous, toxic or radioactive materials (hereinafter “Hazardous Materials”) unless Tenant shall have received Landlord’s prior written consent, which consent Landlord may withhold or at any time revoke at its sole discretion. If Tenant uses, generates, stores or disposes of any Hazardous Materials in or about the Premises, Tenant shall obtain all necessary permits and comply with all statutes, regulations and rules applicable to such activity. Furthermore, Landlord shall have the right to require that Tenant deliver periodic environmental audits of the Premises evidencing that no violations have occurred. Tenant shall indemnify and hold Landlord harmless from and against all liability, cost, claim, penalty, expense and fees (including court costs and attorney’s fees) arising from Tenant’s use, generation, storage, or disposal of Hazardous Materials in or about the Premises. This section shall survive the expiration or earlier termination of this Lease.

34. CREDIT REPORT. Tenant authorizes any consumer or business credit reporting agency to disclose to Landlord or Landlord’s Agent a consumer report including information as to Tenant’s and or its Guarantor(s) credit history, credit worthiness, credit standing, and capacity to perform when under the terms of this Lease. Tenant agrees to hold harmless the credit reporting agency, the Landlord and Landlord’s Agent from any liability or damages arising from the above investigation or disclosure.

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35. FINANCIAL STATEMENTS. Tenant covenants and agrees to provide financial statements to Landlord’s mortagee(s), if requested by any such lending institution. Such statements shall initially include profit and loss statements and balance sheets for the past two years. Such statements are required prior to entering into this agreement. For each period thereafter statements shall be provided for annual periods. Failure of Landlord to initially request said statements shall not constitute a waiver thereof.

36. LANDLORD LIABILITY. In no event shall Landlord be in default hereunder unless it has failed to cure such default within thirty (30) days after written notice (or if more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after written notice). It is expressly understood and agreed that any money judgment resulting from any default or other claim arising under this Lease shall be satisfied only out of Landlord’s interest in the Building, and no other real, personal or mixed property of Landlord (the term “Landlord” for purposes of this section only shall mean any and all partners, both general and/or limited, officers, directors, shareholders, members and beneficiaries, if any, who comprise Landlord), wherever situated, shall be subject to levy on any judgment obtained against Landlord. Tenant hereby waives, the extent waivable under law, any right to satisfy a money judgment against Landlord except from Landlord’s interest in the Building. If such interest is not sufficient for the payment of such judgment, Tenant will not institute any further action, suit, claim or demand, in law or in equity, against Landlord for or on the account of such deficiency. Notwithstanding anything herein contained to the contrary, Tenant hereby waives, to the extent waivable under law, any right to specific performance in the event of Landlord’s default referred to herein, and Tenant expressly agrees that except as provided in the immediately following sentence, Tenant’s remedy shall be limited to the monetary damages referred to in this Section. Notwithstanding the foregoing, in the event of failure by Landlord to give any consent, as provided in this Lease, Tenant’s sole remedy shall be an action for specific performance at law, but in no event shall Landlord be responsible in monetary damages for failure to give such consent.

37. SALE OF BUILDING. In the event of any sale of the Building or the Premises, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring on or after the consummation of such sale, and the purchaser at such sale or any subsequent sale shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

38. BROKER’S COMMISSION. It is agreed that THE STANTON GROUP, INC. is the real estate broker that negotiated and completed this Lease and is entitled to the commission under separate agreement with Landlord. Said commission is payable by the Landlord in accordance with the commission agreement as executed between Landlord and brokers. Tenant warrants that there are no other claims for broker’s commissions or finder’s fees in connection with its execution of this Lease and agrees to indemnify and save Landlord harmless from any liability that may arise from such claim, including reasonable attorney’s fees. Commissions due shall be payable on the amount of the Base Rental due under the terms of this Lease.

39. ENTIRE CONTRACT AND EXHIBITS. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises. This document shall become effective and binding only upon execution and delivery hereof by Tenant and by Landlord (or, when duly authorized, by Landlord’s Agent). No act or omission of any agent of Landlord or of Landlord’s Agent or broker shall alter, change or modify any of the provisions hereof. This instrument constitutes the entire agreement between the parties and all prior negotiations shall be deemed incorporated herein. Landlord has made no promises, representations, warranties or covenants, except as expressly provided herein. This Lease shall not be altered, changed, or modified in any respect except by an instrument in writing signed by both parties. Addendums, exhibits, clauses and riders, if any, affixed to this Lease are a part hereof and incorporated herein by reference.

40. AUTHORIZATION. Each individual executing this Lease on behalf of the Tenant represents and warrants that such individual has been duly authorized by Tenant to do so. Tenant agrees to provide Landlord with ail documentation requested by Landlord in order to satisfy Landlord that Tenant is a duly organized entity, with the authority to enter into this Lease, and the financial ability to meet its obligations hereunder.

41. TERMINATION OPTION: Providing Tenant is not then in default. Landlord shall grant a one-time option to terminate this lease after the eighteenth (18th) month with a ninety (90) day advance written notice. In no event shall such termination occur before the twenty-first (21st) month of this Lease.

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42. GUARANTOR. The Landlord under the Lease requires as a condition to its execution of the Lease, that the undersigned guarantee the full performance of the obligations of the Tenant under the Lease. Tenant shall execute the “Lease Guaranty” of even date herewith, attached hereto as Exhibit E and by this reference made a part of this Lease.

IN WITNESSETH WHEREOF, the parties have executed or caused to be executed this Lease Agreement on the date first above written.

LANDLORD: Cherokee Equity Corporation

By:		Date:	10-20-05

Name:	Debra C. Viol	Title:	Agent

TENANT: Banc Compliance Group LLC

By:		Date:	10/19/05

Name:	Constance E. Edwards	Title:	Member

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Exhibit “A”

Floorplan

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EXHIBIT B

RULES AND REGULATIONS

BUILDING RULES AND REGULATIONS

RULE B1. No sign, picture, advertisement, or notice shall be displayed, inscribed, painted or affixed on any part of the outside or inside of said building, or on or about the Premises hereby Premises, except of such color, size, style and materials as shall be approved by the Landlord in writing and subject to the provisions of Paragraph 29 of the Lease. No “For Rent” signs shall be displayed by the Tenant, and no showcases, or obstructions, signs, flagpoles, flags, barber poles, statuary, or any advertising device of any kind whatever shall be placed in front of said building or in the passageways, halls, lobbies, or corridors thereof by the Tenant; and the Landlord reserves the right to remove all such showcases, obstructions, signs, flags, barber poles, statuary or advertising devices and all signs other than those provided for, without notice to the Tenant and at Tenant’s expense.

RULE B 2. No Tenant shall use or keep in the Premises or the building any oil, kerosene, gasoline or other flammable or combustible fluid or any other material or article extra hazardous, other than limited quantities thereof necessary for the operation or maintenance of office equipment. No Tenant shall, without Landlord’s prior written approval, use any method of heating or air conditioning other than that supplied by the Landlord. No Tenant shall use or keep or permit to be used or kept any foul or noxious gas in the Premises, or permit or suffer the Premises to be occupied or used in manner offensive or objectionable to Landlord or other Tenants or those having business in the Building. No Tenant shall put up or operate any steam engine, boiler or machinery on the Premises, or carry on any mechanical business therein. No commercial cooking or related activities shall be done or permitted by Tenant on the Premises.

RULE B 3. No additional locks shall be placed upon any doors without the prior written consent of the Landlord. Initial keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults and return all keys to Landlord.

RULE B 4. Safes, furniture, boxes or other bulky articles shall be carried up into the Premises only with written consent of the Landlord first obtained, and then only by means of the elevators, by the stairways, or through the windows of said Building as the Landlord may in writing direct, and at such times and in such manner and by such persons as the Landlord may direct. Safes and other heavy articles shall be placed by the Tenant in such places only as may be first specified in writing by the Landlord and any damage done to the Building or to Tenant or to other persons taking a safe or other heavy article in or out of the Premises, from overloading a floor, or in any other manner shall be paid for the Tenant.

RULE B 5. If the Tenant desires computer or telephonic connections, or the installation of any other wiring, such wiring shall be done at tenant’s expense and by a subcontractor approved by Landlord only and no other wiring sub-contractors shall be allowed to do work of this kind unless by the written permission of Landlord.

RULE B 6. The Tenant shall not allow anything to be placed against or near the glass in the partitions, between the Premises and the halls or corridors of the Building, which shall diminish the light in, or prove unsightly from the corridors or exterior.

RULE B 7. The Tenant shall not allow anything to be placed on the outside window ledges of the Premises, nor shall anything be thrown by the Tenant or its employees, out of the windows of the Building.

RULE B 8. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant.

RULE B 9. No operable bicycle or other vehicle, particularly any vehicle containing combustible fuel, and no animal (except for seeing eye dogs) shall be brought into the offices, halls, corridors, elevators, or any other parts of said Building, by the Tenant, its agents or employees.

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RULE B 10. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises, or for going from one part of the Building to another part of the Building.

RULE B 11. The entrances, corridors, passages, stairways and elevators shall be under the exclusive control of the Landlord and shall not be obstructed, or used by the Tenant for any other purpose than ingress and egress to and from the Premises, except by normal use for receptionists.

RULE B 12. Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

RULE B 13. All office and other equipment of any electrical or mechanical nature shall be placed by Tenant in Premises in approved settings to absorb or prevent any vibration, noise or annoyance.

RULE B 14. There shall not be used in any space, or in the public halls of said Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and safeguards. All deliveries must be made via the service entrance and service elevator, when provided, during normal working hours. Landlord’s written approval must be obtained after normal working hours.

RULE B 15. No heating or cooling apparatus not owned and controlled by the Landlord shall be used by Tenant unless approved by Landlord in writing.

RULE B 16. No Tenant shall do or permit to be done on the Premises or bring or keep anything thereon, which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. Tenants, their invitees and employees shall maintain order in the Building, shall not make or permit any improper noise in Building or interfere in any way with other tenants or those having business with them. No rooms shall be occupied or used as sleeping or lodging apartments at any time without permission of Landlord. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices. No intoxicating liquor or liquors shall be sold in the Building by Tenant without Landlord’s permission.

RULE B 17. Tenant shall not cause unnecessary labor by reason of carelessness and indifference to the preservation of good order and cleanliness in the Premises and in the Building.

RULE B 18. Tenants and their employees shall not throw, sweep drop or otherwise place any objects, dirt, refuse, or other substance out of the Premises into the corridors, stairwell, lobbies, elevators or other area in or about the Building.

RULE B 19. No painting shall be done, nor shall any alterations be made, to any part of the building by painting up or changing any particulars, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made to the electric wire or gas or electric fixtures, without the consent in writing upon each occasion of Landlord or its agent. All glass, locks and trimmings in or upon the doors and windows of building shall be kept whole, and when any part thereof shall be broken, the same shall immediately be replaced or repaired and put in order under the direction and to the satisfaction of Landlord, or its agents, and shall be left whole and in good repair. Tenant shall not deface building, the woodwork or the walls of Premises.

RULE B 20. Landlord reserves all vending rights.

RULE B 21. The requirements of the Tenant will be attended to only upon application by telephone or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

RULE B 22. Each Tenant shall see that the doors of its Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off or turned off before Tenant or Tenant’s employees leave the Premises, so as to prevent waste and damage, and for any default or carelessness in this regard, Tenant shall make good all injuries or damages sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all Tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

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RULE B 23. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Tenant’s standard window covering and in no way shall be visible from the exterior of the Building. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant’s expense.

RULE B 24. Tenant shall not do, or permit anything to be done in or about the Building or bring or keep anything therein, that will in any way increase the rate of fire or other insurance in the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

RULE B 25. Tenant shall allow no drilling, jack hammering, punching or any other interference with the floor slabs of the Building, nor shall Tenant allow live loads to exceed 50 psf without the prior written consent of Landlord.

RULE B 26. Tenant shall at all times during the term of this Lease have the non-exclusive right to park automobiles in the outdoor parking area of the Building. Landlord shall have the exclusive right to regulate and control parking areas and Tenant agrees to conform to such reasonable rules and regulations as Landlord may establish. Landlord may change the location of the parking lots on the land on which the Building is situated. Furthermore, Landlord may designate the area within which each car may be parked, and Landlord may change such designation from time to time. Landlord reserves the right to adopt any regulations necessary to curtail unauthorized parking, including the required use of “Parking Permits”. Landlord shall not be responsible for Tenant’s or any other Tenant’s parking requirements which exceed the number of spaces required by local authorities.

RULE B 27. Landlord shall not be responsible to any tenant for the non-observance or violation of any of these Rules and Regulations by any other Tenant(s). Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building. Landlord reserves the right to make such other reasonable rules and regulations as in his judgment may from time to time be needed for the safety, care and cleanliness of Premises, and for the preservation of good order therein. Regulations shall be binding upon the parties hereto the same as if they had been inserted at time of execution.

RULE B 28. Landlord has designated this facility as a non-smoking building. No smoking is allowed in the building, the Premises, or the common areas of the building. Smoking is permitted only in designated exterior locations.

RULE B 29. Landlord may from time to time designate specific areas in which automobiles owned by Tenant, its employees, subtenants, licensees and concessionaires shall be parked, and in this regard, Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, subtenants, licensees and concessionaires, and Tenant agrees that if any automobile or other vehicle owned by Tenant or any of its employees, subtenants, licensees or concessionaires shall at any time be parked in any area other than the specified areas designated for employee parking, Tenant shall pay to Landlord as Additional Rent upon demand an amount equal to the daily rate or charge for such parking as established by Landlord from time to time for each day or part thereof such automobile or other vehicle is so parked.

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PREMIER BUSINESS PARK CONDOMINIUMS ASSOCIATION, INC.

RULES AND REGULATIONS

AS OF: June 30, 2003

RULE PBC1. No sign, picture, advertisement, or notice shall be displayed, inscribed, painted or affixed on any part of the outside or inside of a Unit, except of such color, size, style and materials as shall be approved by the Board in writing and subject to the provisions of Article 5, Sections 1 & 2 of the Bylaws. No showcases, or obstructions, signs, flagpoles, flags, barber poles, statuary, or any advertising device of any kind whatever shall be placed in front of or upon any Unit and the Board reserves the right to remove all such showcases, obstructions, signs, flags, barber poles, statuary or advertising devices and all signs other than those provided for, without notice to the Owner or Occupant and at Owner or Occupant’s expense.

RULE PBC 2. No Owner or Occupant shall use or keep in the Unit any oil, kerosene, gasoline or other flammable or combustible fluid or any other material or hazardous article, other than limited quantities thereof necessary for the operation or maintenance of office equipment. No Owner or Occupant shall use or keep or permit to be used or kept any foul or noxious gas in the Unit, or permit or suffer the Unit to be occupied or used in a manner offensive or objectionable to the Board or other Owners or Occupants or those having business in the building. No Owner or Occupant shall put up or operate any steam engine, boiler or machinery in the Unit, or carry on any mechanical business therein. No commercial cooking or related activities shall be done or permitted by Owner or Occupant in the Unit.

RULE PBC 3. All glass, locks and trimmings in or upon the doors and windows of building shall be kept whole, and when any part thereof shall be broken, the same shall immediately be replaced or repaired and put in order under the direction and to the satisfaction of Board, or its agents, and shall be left whole and in good repair.

RULE PBC 4. Safes, vaults or other heavy items shall be placed by the Owner or Occupant in such places only as may be first specified in writing by the Board and any damage done to the exterior of the Unit or to the floor slab shall be paid for by the Owner or Occupant. Owner or Occupant shall allow no drilling, jack hammering, punching or any other interference with the floor slabs of the Building.

RULE PBC 5. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices.

RULE PBC 6. No intoxicating liquor or liquors shall be sold in the Park by Owner or Occupant.

RULE PBC 7. The Owner or Occupant shall not allow anything to be placed on the outside window ledges of the Unitor in the landscaping in front of the Unit or Building.

RULE PBC 8. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages to the sewer lines resulting from any such misuse shall be borne by the Owner or Occupant.

RULE PBC 9. No vehicle containing combustible fuel, shall be brought into the Unit, by the Owner or Occupant, their agents or employees.

RULE PBC 10. Sidewalks, doorways, vestibules, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Owner or Occupant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Unit, or for going from one Unit to another in the Park.

RULE PBC 11. The driveways, parking areas, dumpster pads, landscaped and turf areas, the entrances, and all common areas shall be under the exclusive control of the Board and shall not be obstructed, or used by the Owner or Occupant for any other purpose than ingress and egress to and from the Unit.

RULE PBC 12. Canvassing, soliciting and peddling in the Park is prohibited and Owner or Occupant shall cooperate to prevent the same.

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RULE PBC 13. All office and other equipment of any electrical or mechanical nature shall be placed by Owner or Occupant in the Unit so as to prevent any vibration, noise or annoyance to any other occupant.

RULE PBC 14. No rooms shall be occupied or used as sleeping or lodging apartments at any time without permission of Board.

RULE PBC 15. Owner or Occupants, their invitees and employees shall maintain order in the Building, shall not make or permit any improper noise in Building or interfere in any way with other Owner or Occupants or those having business with them.

RULE PBC 16. No Owner or Occupant shall do or permit to be done on the Unit or bring or keep anything thereon, which shall in any way obstruct or interfere with the rights of other Owners or Occupants, or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. No Owner or Occupant shall permit anything to be done in or about the Unit or find or keep anything therein, that will in any way increase the rate of fire or other insurance for the Association, or otherwise increase the possibility of fire or other casualty.

RULE PBC 17. Owner or Occupant shall not cause unnecessary labor by reason of carelessness and indifference to the preservation of good order and cleanliness in the Unit and in the Building.

RULE PBC 18. Owner or Occupants and their employees shall not throw, sweep drop or otherwise place any objects, dirt, refuse, or other substances on the outside of the Unit or in the common areas, parking lot or landscaping.

RULE PBC 19. No painting shall be done, nor shall any alterations be made, to any part of the exterior of the building by painting of or changing any particulars, doors or windows.

RULE PBC 20. Board reserves all vending rights.

RULE PBC 21. The Board will control all internal lighting that may be visible from the exterior of the Building and shall have the right to require that the Owner, or occupant change any unapproved lighting at Owner or Occupant’s expense.

RULE PBC 22. Each Owner or Occupant shall see that the doors of its Unit are closed and locked and that all water faucets or any other water apparatus are shut off and in good working order before Owner or Occupant or Owner or Occupant’s employees leave the Unit, so as to prevent waste and damage, and all injuries or damages sustained by the Association in this regard shall be at the expense of the Owner of such Unit.

RULE PBC 23. Other than the building standard aluminum mini-blinds, no curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Board.

RULE PBC 24. Owner or Occupant or their employees shall not use the dumpsters for personal trash, hazardous materials, bio-medical waste, combustible agents, oversized objects, mattresses, furniture and the like. Cardboard boxes should be broken down before placing them in the dumpster.

RULE PBC 25. Owners and Occupants shall not install any canopy or awning or outside radio or television antenna, satellite dish or Citizens Band radio transmitter or other equipment of any kind without written permission of the Board, acting in accordance with the Board’s discretion.

RULE PBC 26. Owner or Occupant shall at all times during the term of this Lease have the non-exclusive right to park automobiles (but not trailers, motor homes, boats or buses, and recreational vehicles) in the outdoor parking areas of the Park. Board shall have the exclusive right to regulate and control parking areas and Owner and Occupants agree to conform to such reasonable rules and regulations as Board may establish. Board reserves the right to adopt any regulations necessary to curtail unauthorized parking, including the required use of “Parking Permits”. Board shall not be responsible for Owner or Occupant’s or any other Owner or Occupant’s parking requirements which exceed the number of spaces required by local authorities. Board may from time to time designate specific areas in which automobiles owned by Owner or Occupant, its employees, guests or invitees shall be parked, and in this regard, Owner or Occupant shall furnish to Board upon request a complete list of license numbers of all automobiles operated by Owner or Occupant and its employees or licensees. No extended overnight parking, or vehicles with for sale signs are allowed.

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RULE PBC 27. Board shall not be responsible to any Owner or Occupant for the non-observance or violation of any of these Rules and Regulations by any other Owner or Occupant(s). Board may waive any one or more of these Rules and Regulations for the benefit of any particular Owner or Occupant or other Owners or Occupants, but no such waiver by Board shall be construed as a waiver of such Rules and Regulations in favor of any other Owners or Occupants or Owner or Occupant, nor prevent Board from thereafter enforcing any such Rules and Regulations against any or all of the Owner or Occupants of the Building.

RULE PBC 28. Board reserves the right to make such other reasonable rules and regulations as in their judgment may from time to time be needed for the safety, care and cleanliness of Unit, and for the preservation of good order therein. Regulations shall be binding upon the parties hereto the same as if they had been inserted at time of execution.

Page 19 of 21 Pages

EXHIBIT “C.”

SITE PLAN

PREMIER BUSINESS PARK

EXHIBIT D.

MASTER DEED AND BY-LAWS

Page 20 of 21 Pages

EXHIBIT “C”

SITE PLAN

PREMIER BUSINESS PARK

EXHIBIT E

GUARANTY OF LEASE

The undersigned hereby unconditionally and irrevocably guarantees to Landlord, its successors and assigns, the full performance of each and all of the terms, covenants, and conditions of the attached Lease between Edmondson Investments, LLC and Constance Edwards and David Edwards to be kept and performed by the Tenant, including the payment of all rent and other charges due under the Lease, together with Landlord’s attorneys’ fees and all other costs and expenses incurred in enforcing Tenant’s obligations under the Lease or enforcing this Guaranty. No extension, modification, alteration or assignment of the attached Lease whatsoever shall in any manner release or discharge the undersigned. If there is more than one guarantor, then obligations set forth above shall be joint and several.

This Guaranty shall be binding upon the successors and assigns of Guarantor and shall run with the Lease and inure to the benefit of the successors and assigns of Landlord.

Guarantor:		SSN#	###-##-####

Constance Edwards
3188 Vera Valley Rd.
Franklin TN 37064
615-599-5256
(Home address & Phone Number)

Guarantor:		SSN#	###-##-####

David Edwards

State of Tennessee       )

County of Williamson )

On Oct. 19th, 2005, before me the undersigned, a Notary Public in and for said State, personally appeared Constance Edwards and David Edwards known to me to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same.

WITNESS my hand and seal.

Notary Public
My Commission Expires: June 20, 2009

Page 21 of 21 Pages